[USAA                        USAA MUTUAL FUND, INC.
EAGLE                              INCOME FUND
LOGO]
                          SUPPLEMENT DATED JULY 23, 2002
                                TO THE PROSPECTUS
                             DATED DECEMBER 1, 2001


EFFECTIVE AUGUST 1, 2002, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND ON PAGES 20-21 OF THE INCOME FUND'S PROSPECTUS UNDER THE HEADING DIVIDENDS AND DISTRIBUTIONS.


DIVIDENDS AND DISTRIBUTIONS

The Fund pays net investment income dividends monthly. Ordinarily, any net capital gain distributions will be paid in December. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution on the ex-dividend date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.


               Please Retain This Supplement for Future Reference

                                                                      41896-0802